As filed with the Securities and Exchange Commission on
                        February 27, 1998

                                             File No. 33-11636
                                             File No. 811-5020

                SECURITIES AND EXCHANGE COMMISSION



                       Washington, DC 20549
                     ________________________

                            FORM N-1A

                                                 MARKED TO
                                               HOW CHANGES
                     REGISTRATION STATEMENT          X
                 UNDER THE SECURITIES ACT OF 1933
                 Post-Effective Amendment No. 12
                               and
                    REGISTRATION STATEMENT           X
             UNDER THE INVESTMENT COMPANY ACT OF 1940
                         Amendment No. 14
                     _______________________

                         PATHFINDER TRUST

        (Exact Name of Registrant as Specified in Charter)
                      4023 West Sixth Street
                  Los Angeles, California 90020
             (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code:
                          (213) 386-4049

                        EDWIN R. BERNSTEIN
                         Pathfinder Trust
                      4023 West Sixth Street
                  Los Angeles, California 90020
             (Name and Address of Agent for Services)
                     _________________________

      It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485
_X_  on __02/28/98_____ pursuant to paragraph (b) of Rule 485
___  60 days after filing pursuant to paragraph (a)(1)of Rule 485
___  on _______________ pursuant to paragraph (a)(1) of Rule 485
___  75 days after filing pursuant to paragraph (a)(2)of Rule 485
___  on _______________ pursuant to paragraph (a)(2) of Rule 485


     If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    _________________________



              Please Send Copy of Communications to:

                      J. JEFFREY BROWN, ESQ
                         Baker & Daniels
              300 North Meridian Street, Suite 2700
                   Indianapolis, Indiana 46204
                          (317) 237-0300

Total Number of pages ___   Exhibit Index appears at page ___



                         PATHFINDER TRUST
                      CROSS REFERENCE SHEET


                                             Location in
N-1A                                         Registration
Item No.  Item                               Statement


           Part A:  Information Required in Prospectus


 1.  Cover Page. . . . . . . . . . . . . . . Cover Page

 2.  Synopsis. . . . . . . . . . . . . . . . "Introduction";
          "Fund Expenses"

 3.  Condensed Financial Information.. . . . "Introduction"
          "Condensed Financial Information";
          "Performance Information"

 4.  General Description of Registrant . . . "Introduction";
          "The Manager"; "Objectives and Policies of the Fund";
          "General Information"

 5.  Management of the Fund. . . . . . . . . "Management of the
          Fund"; "The Manager"

5a.  Management's Discussion of Fund
     Performance. . . . . . . . . . . . . . ."Growth of $10,000"


 6.  Capital Stock and Other Securities. . . Cover Page;
          "Introduction"; "Dividends, Distributions and
          Taxes";"General Information"

 7.  Purchase of Securities Being Offered. . "How to Purchase
          Shares"; "Net Asset Value"; "Shareholder Services"

 8.  Redemption or Repurchase. . . . . . . . "How to Redeem
          Shares"

 9.  Pending Legal Proceedings . . . . . . . Not Applicable


    Part B:    Information Required in Statement of
               Additional Information


10.  Cover Page. . . . . . . . . . . . . . . Cover Page

11.  Table of Contents . . . . . . . . . . . "Table of Contents"

12.  General Information and History . . . . Prospectus --
          "Introduction"

13.  Investment Objectives and Policies. . . "Objectives and
          Policies of the Fund"

14.  Management of the Fund . . . . . . . . ."Management of the
          Fund"

15.  Control Persons and Principal Holders
          of Securities. . . . . . . . . . . "Management of the
          Fund"

16.  Investment Advisory and Other
          Services . . . . . . . . . . . . . "Management of the       Fund"

17.  Brokerage Allocation and Other
          Practices. . . . . . . . . . . . . "Management of the
          Fund"

18.  Capital Stock and Other Securities. . . Prospectus --
          "General Information"

19.  Purchase, Redemption and Pricing
          of Securities Being Offered. . . . Prospectus --
          "How to Purchase Shares;" "How to Redeem Shares"

20.  Tax Status. . . . . . . . . . . . . . . "Taxes"

21.  Underwriters. . . . . . . . . . . . . . Not Applicable

22.  Calculations of Performance Data. . . . "Performance
          Information"

23.  Financial Statements. . . . . . . . . . "Financial
          Statements"

                           ____________


                              PART A

                           ____________



                         PATHFINDER FUND




                        February 28, 1998




                        Table of Contents

          Fund Expenses. . . . . . . . . . . . . .
          Financial Highlights . . . . . . . . . .
          The Manager. . . . . . . . . . . . . . .
          Objective and Policies of the fund . . .
          Management of the Fund . . . . . . . . .
          Net Asset Value. . . . . . . . . . . . .
          How to Purchase Shares . . . . . . . . .
          Shareholder Services . . . . . . . . . .
          Dividends, Distributions and Taxes . . .
          How to Redeem Shares . . . . . . . . . .
          Performance Information. . . . . . . . .
          General Information. . . . . . . . . . .
          Performance Line Graph . . . . . . . . .


MANAGER

     Pathfinder Advisers
     P. O. Box 75231
     Los Angeles, California 90075-0231


     800-444-4778

     FAX:  213-386-4050



SYMBOL:   PSLFX

CIK:      0000810129



SHAREHOLDER SERVICING AGENT

     Unified Advisers, Inc.
     P. O. Box 6110
     Indianapolis, Indiana 46206-6110

     800-207-0760


CUSTODIAN

     The Fifth Third Bank
     38 Fountain Square Plaza
     Cincinnati, Ohio 45264



INDEPENDENT ACCOUNTANTS

     Tait, Weller & Baker
     8 Penn Center, Suite 800
     Philadelphia, Pennsylvania 19103-2108



LEGAL COUNSEL

     Baker & Daniels
     300 N. Meridian Street, Suite 2700
     Indianapolis, Indiana 46204



                         PATHFINDER FUND




PROSPECTUS                    P. O. Box 75231
FEBRUARY 28, 1998             Los Angeles, California 90075-0231
                              Telephone:  800-444-4778
                              FAX:  213-386-4050



     PATHFINDER FUND ("the Fund") is a mutual fund which has the investment objective of long-term capital growth. The Fund seeks to achieve that objective by investing substantially all of its assets in a diversified portfolio of common stocks which the Fund's Manager believes are significantly undervalued and which it expects to appreciate in value generally over a period of three to five years.

     The Fund [which is a series of Pathfinder Trust (the
"Trust")] invests primarily in the stocks of smaller companies
("small caps").

     The Manager of the Fund is Pathfinder Advisers.

     The Fund has adopted a Plan of Distribution (12b-1) under which it may pay at an annual rate of 0.25% of its daily net assets for activities primarily intended to result in the sale of its shares. The Manager has undertaken not to seek reimbursement for distribution expenses of the Fund until at least February 27, 1999, and the Fund has undertaken to suspend payments under the Plan at least until that date.

     This Prospectus sets forth concise information about the Trust and the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust and the Fund is contained in a Statement of Additional Information dated the same date as this Prospectus which has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. For a free copy of the Statement of Additional Information or for any other assistance, call the Trust at 800-444-4778.




                       --------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                       --------------------


                          FUND EXPENSES

Table of Fees and Expenses

     The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in the Fund.

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases              None
  Maximum Sales Load Imposed on Reinvested Dividends   None
  Maximum Deferred Sales Load                          None
  Redemption Fees                                      None
  Exchange Fee                                         None

Annualized Fund Operating Expenses
    (as a percentage of average net assets)
  Management Fees                                 0.875 % *
  12b-1 fees                                      0.000 % *
  Other Expenses                                  1.125 %
Total Fund Operating Expenses                     2.000 %**
                                                  =======

     Pursuant to its agreement with the Trust, the Manager receives a quarterly fee at an annual rate of .875% of the Fund's average daily net assets as compensation for its services to the Fund. This rate of fee is higher than that charged most investment companies.

     * For the fiscal year ended October 31, 1997, management fees after expense reimbursements were $0. The Manager is waiving reimbursement under the 12b-1 Plan until at least February 27, 1999. For the year ended October 31, 1997, there were no 12b-1 fees.

     ** For the fiscal year ended October 31, 1997, total expenses were 1.37% of annualized average net assets; absent expense reimbursements, total expenses would have been 4.14%.
The Manager is currently reimbursing Fund expenses to maintain an expense ratio no greater than 2.00%. This undertaking is voluntary and may cease at any time.

Example:

     This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods, assuming a $1,000 investment, a 5% annual return and redemption at the end of each time period.

                    Year 1              $   20
                    Year 3              $   63
                    Year 5              $  108
                    Year 10             $  233

     The Example shown above should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. In addition, federal regulations require the example to assume a 5% annual return, but the Fund's actual return may be higher or lower.




                         PATHFINDER FUND
_________________________________________________________________
FINANCIAL HIGHLIGHTS
_________________________________________________________________
The following information has been examined by Tait, Weller and Baker, independent public accountants, whose reports thereon appear in PATHFINDER FUND's Annual Reports to Shareholders for the periods below, and is incorporated by reference in this Prospectus. The Fund's Annual Report can be obtained by calling or writing the Fund.


                                        Year ended
                                        October 31, 1997
PER SHARE DATA
Net asset value at beginning of year. . . . .     $    9.01
Income from investment operations
Net investment income (loss). . . . . . . . .          (.10)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .          2.39
    Total from investment operations. . . . .          2.29
Less distributions
Distributions from realized gains . . . . . .         (1.18)
Distributions from paid-in capital. . . . . .           --
   Total dividends and distributions. . . . .         (1.18)
Net asset value at end of year. . . . . . . .     $   10.12
                                                       =====

TOTAL RETURN                                          30.26 %

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .          3,816
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .          1.28 %
Ratio of expenses-net (b) . . . . . . . . . .          1.37 %
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (1.08)%
Portfolio turnover rate . . . . . . . . . . .        130.56 %
Average commission rate per share . . . . . .     $    0.0327
Borrowings for the period:
  Amount of debt outstanding
    at the end of period
    (000's omitted) . . . . . . . . . . . . .     $   1,096
  Average amount of debt
    outstanding during the period
    (000's omitted)(d). . . . . . . . . . . .     $      57
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .           317
  Average amount of debt per
    share during the period (d) . . . . . . .     $    0.15

(a) Ratio of expenses to average net assets prior to fee waiver and expense reimbursement by the Adviser was 4.14%, 3.62%, 3.29%, 7.06%, 4.42%, 3.83%, 4.09%, 7.47%, 4.54%, and 2.95%,
     respectively.

(b) Ratio of expenses-net includes the effect of custody credits.

(c) Ratio of net investment income (loss) to average net assets prior to fee waiver and expense reimbursement by the Adviser was (3.94)%,(3.37)%, (2.83)%, (6.44)%, (4.16)%, (3.48)%,
    (3.20)%,(5.94)%, (1.65)%, (0.21)% and (1.05)%, respectively.

(d)  Averages computed on a daily basis.


                                        Year ended
                                        October 31, 1996
PER SHARE DATA
Net asset value at beginning of year. . . . .     $    8.41
Income from investment operations
Net investment income (loss). . . . . . . . .          (.07)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .          1.29
    Total from investment operations. . . . .          1.22
Less distributions
Distributions from realized gains . . . . . .          (.62)
Distributions from paid-in capital. . . . . .           --
   Total dividends and distributions. . . . .          (.62)
Net asset value at end of period. . . . . . .     $    9.01
                                                       ====

TOTAL RETURN                                          15.60 %

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .          3,240
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .           .99 %
Ratio of expenses-net (b) . . . . . . . . . .           .99 %
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (0.74)%
Portfolio turnover rate . . . . . . . . . . .        118.55 %
Average commission rate per share . . . . . .     $    0.0297
Borrowings for the period:
  Amount of debt outstanding
    at the end of period. . . . . . . . . . .           --
  Average amount of debt
    outstanding during the period (d) . . . .           --
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .            317
  Average amount of debt per
    share during the period (d) . . . . . . .           --


                                        Year ended
                                        October 31, 1995


PER SHARE DATA
Net asset value at beginning of year. . . . .     $    6.87
Income from investment operations
Net investment income (loss). . . . . . . . .          (.05)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .          1.59
    Total from investment operations. . . . .          1.54
Less distributions
Dividends from net investment income. . . . .           --
Distributions from realized gains . . . . . .           --
Distributions from paid-in capital. . . . . .           --
   Total dividends and distributions. . . . .           --
Net asset value at end of year. . . . . . . .     $    8.41
                                                       ====

TOTAL RETURN                                          22.42 %

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .          2,183
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .          1.19 %
Ratio of expenses-net (b) . . . . . . . . . .          1.19%
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (0.72)%
Portfolio turnover rate . . . . . . . . . . .         59.89 %
Average commission rate per share . . . . . .           --
Borrowings for the period:
  Amount of debt outstanding
    at the end of period. . . . . . . . . . .           --
  Average amount of debt
    outstanding during the period (d) . . . .           --
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .            327
  Average amount of debt per
    share during the period (d) . . . . . . .           --


                                        Year ended
                                        October 31, 1994


PER SHARE DATA
Net asset value at beginning of year. . . . .     $    7.34
Income from investment operations
Net investment income (loss). . . . . . . . .          (.39)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .           .27
    Total from investment operations. . . . .          (.12)
Less distributions
Dividends from net investment income. . . . .           --
Distributions from realized gains . . . . . .           --
Distributions from paid-in capital. . . . . .          (.35)
   Total dividends and distributions. . . . .          (.35)
Net asset value at end of year. . . . . . . .     $    6.87
                                                       ====

TOTAL RETURN                                          (1.57)%

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .          2,632
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .          6.19 %
Ratio of expenses-net (b) . . . . . . . . . .          6.19 %
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (5.56)%
Portfolio turnover rate . . . . . . . . . . .         89.62 %
Average commission rate per share . . . . . .           --
Borrowings for the period:
  Amount of debt outstanding
    at the end of period. . . . . . . . . . .           --
  Average amount of debt
    outstanding during the period (d) . . . .           --
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .            456
  Average amount of debt per
    share during the period (d) . . . . . . .           --


                                        Year ended
                                        October 31, 1993


PER SHARE DATA
Net asset value at beginning of year. . . . .     $    6.29
Income from investment operations
Net investment income (loss). . . . . . . . .          (.29)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .          1.65
    Total from investment operations. . . . .          1.36
Less distributions
Dividends from net investment income. . . . .           --
Distributions from realized gains . . . . . .           --
Distributions from paid-in capital. . . . . .          (.31)
   Total dividends and distributions. . . . .          (.31)
Net asset value at end of year. . . . . . . .     $    7.34
                                                       ====

TOTAL RETURN                                          21.80 %

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .          4,002
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .          4.41 %
Ratio of expenses-net (b) . . . . . . . . . .          4.41 %
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (4.15)%
Portfolio turnover rate . . . . . . . . . . .         71.02 %
Average commission rate per share . . . . . .           --
Borrowings for the period:
  Amount of debt outstanding
    at the end of period. . . . . . . . . . .           --
  Average amount of debt
    outstanding during the period . . . . . .
    (000's omitted) (d) . . . . . . . . . . .           450
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .           945
  Average amount of debt per
    share during the period (d) . . . . . . .     $    0.48


                                        Year ended
                                        October 31, 1992


PER SHARE DATA
Net asset value at beginning of year. . . . .     $    7.42
Income from investment operations
Net investment income (loss). . . . . . . . .          (.25)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .          (.88)
    Total from investment operations. . . . .         (1.13)
Less distributions
Dividends from net investment income. . . . .           --
Distributions from realized gains . . . . . .           --
Distributions from paid-in capital. . . . . .           --
   Total dividends and distributions. . . . .           --
Net asset value at end of year. . . . . . . .     $    6.29
                                                       ====


TOTAL RETURN                                         (15.23)%

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .          8,913
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .          3.83 %
Ratio of expenses-net (b) . . . . . . . . . .          3.83 %
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (3.48)%
Portfolio turnover rate . . . . . . . . . . .         81.32 %
Average commission rate per share . . . . . .           --
Borrowings for the period:
  Amount of debt outstanding
    at the end of period
    (000's omitted) (d) . . . . . . . . . . .     $   1,740
  Average amount of debt
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .     $   2,099
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .         1,728
  Average amount of debt per
    share during the period (d) . . . . . . .     $    1.21


                                        Year ended
                                        October 31, 1991


PER SHARE DATA
Net asset value at beginning of year. . . . .     $    3.81
Income from investment operations
Net investment income (loss). . . . . . . . .          (.21)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .          3.82
    Total from investment operations. . . . .          3.61
Less distributions
Dividends from net investment income. . . . .           --
Distributions from realized gains . . . . . .           --
Distributions from paid-in capital. . . . . .           --
   Total dividends and distributions. . . . .           --
Net asset value at end of year. . . . . . . .     $    7.42
                                                       ====


TOTAL RETURN                                          94.75 %

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .         16,469
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .          4.09 %
Ratio of expenses-net (b) . . . . . . . . . .          4.09 %
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (3.20)%
Portfolio turnover rate . . . . . . . . . . .        106.60 %
Average commission rate per share . . . . . .           --
Borrowings for the period:
  Amount of debt outstanding
    at the end of period
    (000's omitted) . . . . . . . . . . . . .     $   1,105
  Average amount of debt
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .     $   1,622
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .         1,737
  Average amount of debt per
    share during the period (d) . . . . . . .     $    0.93


                                        Year ended
                                        October 31, 1990


PER SHARE DATA
Net asset value at beginning of year. . . . .     $    7.36
Income from investment operations
Net investment income (loss). . . . . . . . .          (.43)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .         (3.12)
    Total from investment operations. . . . .         (3.55)
Less distributions
Dividends from net investment income. . . . .           --
Distributions from realized gains . . . . . .           --
Distributions from paid-in capital. . . . . .           --
   Total dividends and distributions. . . . .           --
Net asset value at end of year. . . . . . . .     $    3.81
                                                       ====


TOTAL RETURN                                         (48.23) %

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .          3,562
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .          7.42 %
Ratio of expenses-net (b) . . . . . . . . . .          7.42 %
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (5.90)%
Portfolio turnover rate . . . . . . . . . . .        108.02 %
Average commission rate per share . . . . . .           --
Borrowings for the period:
  Amount of debt outstanding
    at the end of period. . . . . . . . . . .
    (000's omitted) . . . . . . . . . . . . .     $    440
  Average amount of debt
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .     $   2,311
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .         1,005
  Average amount of debt per
    share during the period (d) . . . . . . .     $    2.30


                                        Year ended
                                        October 31, 1989


PER SHARE DATA
Net asset value at beginning of year. . . . .     $    7.54
Income from investment operations
Net investment income (loss). . . . . . . . .          (.12)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .          (.02)
    Total from investment operations. . . . .          (.14)
Less distributions
Dividends from net investment income. . . . .          (.04)
Distributions from realized gains . . . . . .           --
Distributions from paid-in capital. . . . . .           --
   Total dividends and distributions. . . . .          (.04)
Net asset value at end of year. . . . . . . .     $    7.36
                                                       ====


TOTAL RETURN                                         (1.78) %

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .          7,959
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .          4.26 %
Ratio of expenses-net (b) . . . . . . . . . .          4.26 %
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (1.37)%
Portfolio turnover rate . . . . . . . . . . .         87.53 %
Average commission rate per share . . . . . .           --
Borrowings for the period:
  Amount of debt outstanding
    at the end of period
    (000's omitted) . . . . . . . . . . . . .     $   3,620
  Average amount of debt
    outstanding during the period (d) . . . .     $   2,007
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .         1,141
  Average amount of debt per
    share during the period (d) . . . . . . .     $    1.76


                                        Year ended
                                        October 31, 1988


PER SHARE DATA
Net asset value at beginning of year. . . . .     $    6.93
Income from investment operations
Net investment income (loss). . . . . . . . .          (.01)
Net realized and unrealized gain (loss)
  on investments. . . . . . . . . . . . . . .           .62
    Total from investment operations. . . . .           .61
Less distributions
Dividends from net investment income. . . . .           --
Distributions from realized gains . . . . . .           --
Distributions from paid-in capital. . . . . .           --
   Total dividends and distributions. . . . .           --
Net asset value at end of year. . . . . . . .     $    7.54
                                                       ====


TOTAL RETURN                                          8.80 %

RATIOS / SUPPLEMENTAL DATA
Net assets at end of year
  (000's omitted) . . . . . . . . . . . . . .          9,805
Ratio of expenses to average
  net assets (a). . . . . . . . . . . . . . .          2.81 %
Ratio of expenses-net (b) . . . . . . . . . .          2.81 %
Ratio of net investment income
 (loss) to average net assets (c) . . . . . .         (0.08)%
Portfolio turnover rate . . . . . . . . . . .         19.59 %
Average commission rate per share . . . . . .           --
Borrowings for the period:
  Amount of debt outstanding
    at the end of period. . . . . . . . . . .           --
  Average amount of debt
    outstanding during the period
    (000's omitted)(d). . . . . . . . . . . .           --
  Average number of shares
    outstanding during the period
    (000's omitted) (d) . . . . . . . . . . .           --
  Average amount of debt per
    share during the period (d) . . . . . . .           --




                           THE MANAGER

     Pathfinder Advisers, 4023 West 6th Street, Los Angeles, CA 90020 (the "Manager") supervises all services in connection with the business of the Fund (see "Management of the Fund"). The Manager, which is controlled by the President of the Trust, Edwin R. Bernstein, may provide management to other registered investment companies and individual and institutional clients and may also acquire interests in other financial service companies.

     The Fund's Portfolio Manager is Edwin R. Bernstein.
Mr. Bernstein has been the Portfolio Manager since May 1989. Mr. Bernstein is President of the Manager and is President and Trustee of the Fund. For the past 30 years Mr. Bernstein has owned and managed, either individually or in partnership, apartment houses and commercial properties in Los Angeles.

     The Fund generally seeks to purchase common stocks that can be held for appreciation in value over the long term (three to five years). In selecting stocks the Manager relies principally on fundamental analysis of issuers' financial statements and other published information regarding their businesses to identify stocks which it believes are significantly undervalued in terms of their future potential trading price, with the objective of buying and holding those stocks until they are what it believes to be fully valued. The Manager generally seeks to identify common stocks of companies which it believes are financially sound and have a record of at least three years of continuous operations, but which, in its opinion, trade at lower-than-average price/earnings, price/book-value, price/cash-flow or price/sales ratios while displaying patterns of generally increasing revenues and earnings.

     In order to reduce investment risk, the Manager seeks to diversify the Fund's portfolio among at least 50 stocks. In addition, it may utilize strategies based on covered call options and stock index options, discussed below under "Objectives and Policies of the Fund" to hedge against general market declines or short-term declines in the prices of specific securities.

     At least 85% of the value of the Fund's common stock investments (measured at the time of purchase) is comprised of stocks which are listed on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System, or which meet the requirements for such listing, the issuers of which have operated profitably over the 12-month period preceding the Fund's purchase or are anticipated by the Manager to so operate over 12 months following such purchase.

     The Fund's transfer agent and dividend paying agent is Unified Advisers, Inc., P. O. Box 6110, Indianapolis, Indiana
46206-6110.


               OBJECTIVE AND POLICIES OF THE FUND

     The Fund has the investment objective of long-term capital growth. Under normal market conditions, the Fund seeks to achieve that objective by investing at least 80% of its assets in a diversified portfolio of common stocks which the Manager believes are significantly undervalued and which the Manager expects to appreciate in value generally over a period of three to five years. Receipt of dividends and current income is incidental and is not an investment objective of the Fund.

     The investment objective of the Fund is a fundamental policy that cannot be changed without approval of a majority of its outstanding shares. No assurance exists that the Fund will achieve its investment objective.

Investments

     The Fund invests primarily in the stocks of smaller companies with total market capitalizations of less than $500 million ("small caps"). Specifically, the Fund commonly invests in over-the-counter traded stock of companies with market capitalizations of less than $100 million ("micro caps") and which have an average price of less than five dollars per share. In general, the securities of smaller companies traded over-the-counter are not as broadly traded as securities of large companies listed on national securities exchanges, and, therefore, prices of the securities of the smaller companies may fluctuate more widely and abruptly. Investments in smaller companies tend to be more volatile and somewhat more speculative than investments in larger companies. Smaller companies may be subject to intense competition from larger or more established companies and may be more likely to be adversely affected by poor economic or market conditions. Because smaller company securities may not be widely traded and the Fund's position in such securities may be substantial, at times it could be difficult for the Fund to dispose of such shares at prevailing market prices without further depressing prices in order to meet redemptions or other cash needs. In addition, small-cap companies may lack depth of management and may be more reliant on the skills of management and their continued tenure. Investing in small-cap companies may require shareholders to assume more risk and to have more patience than investing in securities of larger, more established companies.

     While the Fund does not engage in short-term trading of investments, portfolio stocks may be held for shorter periods as a result of developments occurring after their purchase, such as buyouts, mergers, fundamental changes in the issuer's business and changing overall market conditions. The Fund will not invest in warrants to purchase common stocks. The Fund's turnover rate is not a limiting factor when the Manager deems it appropriate to buy or sell portfolio securities. Short-term trading will increase the amount of brokerage commissions paid by the Fund and the amount of possible short-term capital gains. For the fiscal years ending October 31, 1997 and October 31, 1996, the turnover rate of the Fund was 130.56% and 118.55%, respectively.

     The Fund's investments are subject to certain risks. The Fund's net asset value may be subject to above-average fluctuations compared to the net asset values of other investment companies because risk which in the Manager's opinion is greater than average will be assumed in investing in companies for the purpose of seeking to achieve higher than average appreciation and because the Fund may hold its investments for long-term growth despite short-term fluctuations in value.

     A portion of the Fund's assets may be held from time to time in cash, certificates of deposit or commercial paper to meet cash requirements, pending investment or when the Manager believes a temporary defensive position is advisable because of economic or market conditions. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued against funds deposited in the issuing institution. Commercial paper is a short-term, unsecured promissory note issued by a corporation to finance short-term credit needs; it is usually sold at a discount and has a maturity at the time of issuance not exceeding nine months. Under normal market conditions, no more than 20% of the total assets of the Fund are so held, but this may increase up to any amount during periods when a temporary defensive position is maintained. The Fund invests only in certificates of deposit issued by commercial banks or savings and loan associations which are organized and operating in the United States and whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation; in addition, if the amount of such certificate exceeds the amount insured by FDIC or SAIF, the issuing institution must have total assets of at least $500 million. The Fund invests only in commercial paper rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investor's Service, which are their highest ratings.

Borrowing by the Fund

     The Fund may borrow as a temporary measure for extraordinary or emergency purposes. The Fund may also borrow money to enable it to fulfill shareholder redemption requests. In connection with such redemptions, the Fund frequently incurs overdrafts in its custodian bank account which are covered by temporary advances of funds from the custodian bank. As a matter of fundamental policy, the Fund must maintain coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. The Fund will borrow only from banks and only to the extent that it meets the 300% coverage test described above. If at any time the value of the Fund's assets should fail to meet this 300% coverage, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may pledge portfolio securities as the Manager deems appropriate in connection with borrowings as described above.

     Although the Fund is permitted to use leverage (borrow to purchase or carry securities), the Manager has undertaken not to use leverage as an investment strategy.

Special Risk Considerations

Covered Call Options

     The Fund may write covered call options on the common stock in its portfolio to partially offset an expected decline in the price of such securities. The purchaser of such a covered call option pays the Fund a premium, in return for which the purchaser acquires the right to buy the underlying security from the Fund at the exercise price specified in the option at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the premium received for the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. All call options written by the Fund must remain fully covered throughout the life of the option by the Fund's ownership of the underlying securities or by its purchase of an identical call option written by another person. The aggregate value of the Fund's portfolio securities on which it may write covered call options may not exceed 25% of the value of the Fund's total net assets as of the date any such option is written.

     The Fund's ability to engage in the hedging transactions described above may be limited by the tax requirement that the Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Manager does not believe that the writing of covered call options significantly affects the portfolio turnover rate of the Fund. Additional information regarding covered call options is contained in the Statement of Additional Information.

Stock Index Options

     The Fund may purchase "puts" on stock indexes as a hedge against declines in the overall stock markets. A "stock index" is a numerical average of the prices of a large number of stocks. For example, the Standard & Poor's 500 Index measures the value of 500 stocks, most of which are listed on the New York Stock Exchange, weighted to reflect the total market value of each component stock. These stocks represent about 80% of the market value of the issues traded on the New York Stock Exchange. Different stock indexes increase and decrease in value somewhat differently depending on the stock prices they measure and the way those prices are aggregated.

     The protection provided by a stock index option is effective only against a change in the level of the stock index, not necessarily against a change in the value of portfolio securities held by the Fund. No assurance exists that the performance of an index will closely "mirror" the performance of the Fund's portfolio, thereby creating an exact or substantially exact "hedge." The Manager believes, however, that puts on indexes can be purchased in a manner that will effectively hedge the Fund's potential losses. The aggregate premiums paid by the Fund on all stock index put options held by the Fund at any time may not exceed 2% of its net assets. Additional information regarding stock index options including certain risks associated with the use of such options is contained in the Statement of Additional Information.

Foreign Issuers

     The Fund may invest up to 20% of its assets in U.S. dollar denominated American depository receipts ("ADR's") for securities of foreign issuers. ADR's are securities issued by domestic banks representing indirect interests in foreign securities deposited with the banks. Although ADR's are publicly traded in the United States, the Fund may be subject to additional investment risks for these securities that are different in some respects from the risks arising in connection with investments in securities of U.S. domestic issuers. Such risks include, for example, future foreign political and economic developments, exchange rate fluctuations, imposition or increase of foreign withholding taxes on interest or dividend income payable on the securities, establishment of exchange controls, nationalization or the adoption of other foreign governmental restrictions which might adversely affect the foreign issuer or its securities. In addition, less information may be publicly available about a foreign issuer than about a domestic issuer, foreign corporations are not subject to the same governmental supervision and regulation as domestic issuers and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as domestic issuers.

Investment Restrictions

     The Fund is subject to certain investment restrictions which are fundamental policies and may not be changed without approval of the shareholders of the Fund. These restrictions include the following:

          1. The Fund may not purchase the securities of any issuer (other than the U. S. Government or Government agencies) if as a result more than 5% of the Fund's total assets would be invested in the securities of any one company or the Fund would own more than 10% of the outstanding voting securities of any one company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

          2. The Fund may borrow only as set forth above under "Borrowing by the Fund."

     A description of certain other fundamental investment restrictions is contained in the Statement of Additional
Information.

                      MANAGEMENT OF THE FUND

     The management and affairs of the Trust are supervised by its Board of Trustees. The Manager is responsible for managing the day-to-day business of the Fund, subject to the general supervision of the Trustees.

Investment Advisory Agreement

     Pursuant to its agreement with the Trust, the Manager receives a quarterly fee at an annual rate of .875% of the Fund's average daily net assets as compensation for its services to the Fund. While this rate of fee is higher than that charged most investment companies, the Manager believes it is in line with that of comparable mutual funds.

     Pursuant to the investment advisory agreement, the Manager
(i) provides investment advice and recommendations with respect to the investment policies of the Fund and specific investments for the Fund, (ii) supervises the investment program of the Fund,
(iii) arranges for the purchase and sale of securities for the Fund and (iv) supervises the performance of all administrative services in connection with management of the Fund. These include without limitation coordination of all matters relating to the functions of the custodian, shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund and such administrative and clerical functions as are necessary in order to provide effective administration of the Fund.

     In the event the operating expenses of the Fund (including the fees payable to the Manager but excluding taxes, interest, fees payable under the Fund's Plan of Distribution, brokerage and extraordinary expenses) for any fiscal year exceed the expense limitations imposed on the Fund by state securities laws or any regulations thereunder, the Manager will reduce its fees to the extent of such excess. Any such reductions or reimbursements may not be repaid to the Manager in subsequent fiscal years.

     For the fiscal year ended October 31, 1997, the Fund paid
1.37% of its annualized average net assets for total expenses.
Management fees after expense reimbursements were $0. Without reimbursements, the expenses would have been 4.14%.

Portfolio Transactions

     Subject to supervision by the Board of Trustees, the Manager is responsible for the selection of brokers and dealers to purchase and sell portfolio securities on behalf of the Fund.
The Manager considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. The factors include, but are not limited to, the reasonableness of commissions, quality of services and execution and the availability of research which the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Manager may also consider the sale of the Fund's shares as a factor in selecting broker-dealers for portfolio transactions. The Fund does not engage in "soft dollar" arrangements with brokers. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by the Manager and the Board of Trustees.

     Securities in the Fund's portfolio may also be held by other mutual funds which may be organized by the Trust as separate series of its shares, by other investment advisory clients of the Manager or by its officers and employees. If purchases or sales of securities for one of the Trust's portfolios and for such other mutual funds or persons occur at or about the same time, transactions in such securities will be made, insofar as feasible, for the Trust's portfolios and such other persons in a manner deemed equitable. The Manager may aggregate orders for purchases and sales of securities of the same issuer on the same day among the Trust's portfolios and its other accounts, and, in such event, the price to be paid or received by the Trust's portfolios and those accounts, will be the average obtained in those orders. To the extent that transactions on behalf of the Trust's portfolios and such other persons during the same period may increase the demand for securities being purchased or the supply of securities being sold, an adverse effect on price or volume may occur.

     Total brokerage commissions paid by the Fund for the fiscal year ended October 31, 1997 were $65,000.

                         NET ASSET VALUE

     The net asset value of the shares of the Fund for purposes of both purchases and redemptions is determined daily promptly after market close on each day that the New York Stock Exchange is open for trading. The holidays on which the New York Stock Exchange is currently closed are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less its liabilities, by the total number of its outstanding shares and adjusting the result to the nearest cent per share. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ National Market System are valued at the closing sales price on the date as of which net asset value is being determined. Securities that are not traded on a particular day, and other securities regularly traded in the over-the-counter market, are valued at the mean between the latest bid and ask prices. The current market value of any option held by the Fund is its last sales price on the applicable exchange pr ior to the time when assets are valued; lacking any sales that day, the options will be valued at the mean between the current closing bid and ask prices. Short-term debt instruments with maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available and all other assets of the Fund are valued at fair value as the Board of Trustees may determine in good faith.

                      HOW TO PURCHASE SHARES

     Shares of the Fund are sold continuously at net asset value per share next calculated after receipt of a purchase order.
Minimum and subsequent orders for each type of account are set forth below:

Type of Account          Initial Minimum          Subsequent

Regular                       $1                       $25
Gifts to Minors               $1                       $25
Retirement Plans
     IRA                      $1                       $25
     Minor IRA                $1                       $25

     To purchase shares of the Fund, send the Shareholder Servicing Agent a completed application form and a check made payable to PATHFINDER FUND. Upon receipt of the completed purchase application and a check, the Shareholder Servicing Agent will invest your monies in full and fractional shares (to three decimal places) of the Fund at its net asset value per share next computed after your check is received and will confirm the investment to you. You can make subsequent investments by attaching a check to the stub on the confirmation slip. You can also arrange to purchase shares by wire by calling the Fund's Shareholder Servicing Agent for instructions at 800-207-0760.

     You may arrange to purchase or redeem shares through a broker-dealer. Such broker-dealers, who must be members of the National Association of Securities Dealers, Inc., may charge you a service fee. Neither the Fund nor the Manager receives any part of such fees, which can be avoided by dealing directly with the Shareholder Servicing Agent.

     The Fund reserves the right to reject any order, in whole or in part, or to cancel the same due to nonpayment. No order is binding on the Fund until such order is confirmed by the Shareholder Servicing Agent. If your order is cancelled because your check does not clear, you will be responsible for any loss incurred by the Fund and you will be charged a fee. If you are a shareholder at the time, the Fund may redeem shares in your account to reimburse the Fund for the loss incurred. The Fund also reserves the right to suspend the sale of shares to the public at any time, in response to conditions in the securities markets or otherwise.

Tax Sheltered Retirement Plans

     Retirement plans are among the best tax breaks available to individuals. The Trust can set up a new plan or accept a transfer directly from your present custodian. These plans let you save for retirement and shelter your investment income from current taxes.

          Individual Retirement Accounts (IRA's): open to anyone who works. You can also make investments in the name of your spouse, if your spouse has no earned income.

          Simplified Employee Pension Plan (SEP/IRA): a pension plan in which both employer and employee may contribute to an IRA. The SEP/IRA is also available to self-employed individuals.

     Shares of the Fund may also be purchased by retirement plans not established through the Shareholder Servicing Agent. Such plans include IRA and Keogh Plans sponsored by dealers or other financial organizations, referred to as "self-directed" plans.

     You should consult with your own tax adviser regarding adoption of these plans. For the necessary forms and information on adopting these plans, call the Trust at 800-444-4778.

Distribution Plan

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), under which the Fund is authorized to pay for activities primarily intended to result in the sale of its shares, at an annual rate of 0.25% of the Fund's average daily net assets, which activities include (but are not limited to) the following: payments to securities dealers and others engaged in the sale of shares; payment of compensation to and expenses of personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Shareholder Servicing Agent (including answering routine inquiries and processing shareholder transactions); development and implementation of direct mail promotions and advertising; and preparation, printing and distribution of Prospectuses and reports for recipients other than existing shareholders. The Board of Trustees believes that the Plan broadens the Fund's asset base, helps in developing a cash flow useful for portfolio management and may lower its expense ratio by increasing the number of shares outstanding. During any fiscal year, payments under the Plan may not exceed 0.25% of the Fund's average daily net assets during such year; however unreimbursed covered distribution expenses may be carried forward for three years. During the fiscal year ended October 31, 1997 the Fund paid 0.00% of its annualized average net assets pursuant to the Plan. No 12b-1 payments have been made to date to brokers for selling Fund shares.

     The Manager has undertaken not to seek reimbursement for distribution expenses of the Fund until at least February 27, 1999, and the Trustees of the Fund have undertaken to suspend payments under the Plan until at least that date.

     Payments under the Plan may include payments to banks which render shareholder support services. The Glass-Steagall Act prohibits banks from engaging in certain securities-related activities, including the distribution of securities. The Manager does not believe that payments to banks under the Plan, if any, will violate the Glass-Steagall Act or any other applicable banking statutes or regulations. However, future changes in federal or state statutes or regulations or in judicial or administrative interpretations of present or future statutes or regulations might prevent such payments, in which event the Fund would terminate any such payments, and our Trustees would consider other appropriate actions under the Plan.


                       SHAREHOLDER SERVICES

Account Statements

     Each time you purchase or redeem shares of the Fund the Shareholder Servicing Agent will send you a confirmation showing the date of the transaction, the number of shares purchased or redeemed, the price at which each transaction was effected and the total purchase price or redemption proceeds. We will advise you annually how any dividends or distributions are to be characterized for federal income tax purposes.

Automatic Investment Plan

     After you make an initial investment in shares of the Fund, you can arrange to have regular monthly investments of $25 or more deducted automatically from your checking account and applied to the purchase of shares of the Fund. You can change the authorized amount or terminate your investment plan at any time. An authorization form for this service is available from the Trust. There is presently no charge for this service.

Systematic Withdrawal Plan

     If your account balance with the Fund has a current value of $10,000 or more, you can arrange to have shares of the Fund automatically redeemed from your account to provide you with cash payments in fixed amounts at monthly or quarterly intervals (the minimum withdrawal is $25). You can change the authorized amount or terminate your withdrawal plan at any time. This service is not available to you if you elect to have regular dividends or capital distributions mailed to you rather than reinvested in shares of the Fund. An authorization form may be obtained from the Trust. There is presently no charge for this service.

                DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to distribute any net investment income and net realized capital gains of the Fund to the shareholders of the Fund in or shortly after December of each year. Your income dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund at net asset value unless you have requested otherwise.

     The Fund has qualified and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, as long as the Fund distributes all of its net investment income and net realized capital gains for each fiscal year in accordance with the timing requirements imposed by the Code, the Fund will not be subject to any federal income or excise taxes. Distributions of the Fund will be taxable to shareholders (other than tax-exempt entities), whether received in shares or in cash. Distributions of net investment income and short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Distributions declared in October, November and December to shareholders of record in such a month and paid in January are taxable as if received in December. After the end of each calendar year, each shareholder will receive information for tax purposes on the dividends and capital gains distributions received, if any, during that year, including the portion taxable as ordinary income, the portion taxable as capital gains and the amount of any dividends eligible for the dividends-received deduction for corporate shareholders. Borrowing by the Fund may cause some of its portfolio securities to be treated as "debt-financed" and dividends paid to corporate shareholders from earnings on such securities to be ineligible for the dividends-received deduction. Availability of the deduction to Fund shareholders is also subject to other restrictions.

     The Code also imposes a 4% excise tax on ordinary income or realized securities gains which are not distributed by the Fund pursuant to provisions requiring distributions to be made on a system closely approximating a calendar year basis. In general, at least 98% of the Fund's calendar year ordinary income and at least 98% of the Fund's capital gain net income determined on the basis of a fiscal year ended October 31, must be distributed (or deemed distributed) by December 31 of each year. The Fund intends to meet such requirements.

     You should consult your own tax adviser regarding specific questions as to federal, state or local taxes.

                       HOW TO REDEEM SHARES

     You may redeem shares of the Fund at any time at its net asset value per share next determined after a redemption request in proper form is received by the Shareholder Servicing Agent.

     To redeem your shares, send the Shareholder Servicing Agent:
(1) a written request for redemption, signed by you and any other registered owners exactly as the shares are registered, indicating how many shares or the dollar amount you wish to redeem; (2) if the Fund has issued share certificates for any shares you want redeemed, the share certificates; and (3) if you are a corporation, partnership, executor, trustee or guardian, the documents evidencing your authority to act. All signatures must be guaranteed by an eligible signature guarantor such as a member firm of a U.S. stock exchange, or a commercial bank or trust company. Your shares can also be redeemed through your securities dealer, who may charge you a fee. Redemptions are taxable events on which a shareholder may realize a gain or loss. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests which do not indicate an election cannot be processed.

     The Shareholder Servicing Agent will mail a check to you for your redemption proceeds within three days after it receives your request in proper form, except under the circumstances described below. If you specified wire instructions on your account-opening application and are redeeming more than $1,000 of shares, you can request the Shareholder Servicing Agent to wire the proceeds to your account at any commercial bank or savings and loan association which is a member of the Federal Reserve System. Requests for wire transfer of redemptions proceeds of more than $5,000 must be made in writing, as specified in the previous paragraph, with all signatures guaranteed. The Agent will deduct
a service charge for each wire transfer.   If you are redeeming
shares you paid for by check, the Shareholder Servicing Agent may delay sending your redemption proceeds until the check has cleared, but will not delay more than 15 days after it received the check. If you anticipate redeeming shares before 15 days have elapsed, we suggest that you pay for your shares by wire transfer.

     The Fund may suspend your right to redeem only if the New York Stock Exchange is closed or trading on the Exchange is restricted or if the Securities and Exchange Commission determines that an emergency exists or that we should be permitted to do so for the protection of our shareholders.

     The Trust's Master Trust Agreement authorizes redemption of shares at any time if the Trustees determine by majority vote that failure to do so may have materially adverse consequences to the shareholders of the Fund or the Trust.

     In addition to the regular redemption procedures set forth above, shareholders who have elected the Telephone Redemption Privilege may redeem shares by telephone. The redemption check must be payable to the owner(s) of record of the shares and may only be sent to the address of record for the account. If an account has multiple owners, the Shareholder Servicing Agent and the Fund may rely on the instructions of any one owner.
Telephone redemptions are generally not available for Fund-sponsored retirement plans or for newly-purchased (within the prior 15 days) shares or for shares represented by certificates. To place a telephone redemption request, please call the Shareholder Servicing Agent at 800-207-0760. The Shareholder Servicing Agent and the Fund may record any calls. Requests received by the Shareholder Servicing Agent prior to market close on each day that the New York Stock Exchange is open for trading, will be processed at the net asset value per share determined that day. The Fund may amend or cease to offer this privilege at any time without prior notice. For a more detailed discussion of the liability of the Shareholder Servicing Agent and the Fund when acting on instructions under the Telephone Redemption Privilege, see "Limitation of Liability Regarding the Telephone Redemption Privilege" below.

Limitation of Liability Regarding the Telephone Redemption
Privilege

     Shareholders who have elected the Telephone Redemption Privilege authorize and direct the Shareholder Servicing Agent to accept and act upon telephone, telex, fax or telegraph instructions believed by it to be genuine. Such shareholders further agree to release and indemnify the Shareholder Servicing Agent and the Fund and their respective officers and employees from any and all liability for so acting. Although the Fund believes the limitation of liability associated with Telephone Privileges satisfies applicable requirements under the federal securities laws, the Securities and Exchange Commission has indicated it is considering the appropriateness of such provisions.

                     PERFORMANCE INFORMATION

     From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent one-, five-, and ten-year periods. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired though a hypothetical $1,000 investment (at the net asset value per share at the beginning and at the end of the specified period, assuming reinvestment of all distributions at net asset value per share). The Fund may also publish a distribution rate in prospective investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund will be calculated by dividing the net asset value per share into the annualization of the total distributions made by the Fund during the stated period. In each case, distribution rates and total return figures will reflect all recurring charges against the Fund's income.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period. For further information, including the formula and an example of the total return calculation, see the Statement of Additional Information. Further information about the performance of the Fund is also contained in the Fund's Annual Report to Shareholders which may be obtained without charge by calling or writing the Fund.

                       GENERAL INFORMATION

     The Fund is a series of Pathfinder Trust, a Massachusetts business trust established by a Master Trust Agreement dated January 21, 1987 and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.


     The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate classes or "funds," without par value. As of the date of this Prospectus, the Trust has authorized and outstanding one such fund, PATHFINDER FUND. Under the Trust's Master Trust Agreement, the Trustees are authorized to create additional funds without the approval of the Trust's shareholders. Although the Trust may create additional funds in the future, the Trustees have not yet made any decisions with respect to such funds.

     The Trust is not required to hold annual shareholders meetings and will not normally do so. However, special meetings may be called for a specific fund or the Trust as a whole for purposes such as electing or removing Trustees, changing fundamental investment policies or approving certain contracts. Each fund share is entitled to one vote (with proportionate voting for fractional shares), irrespective of the relative net asset value of the funds' shares. Each fund, as a separate series of the Trust, votes separately on matters affecting only that fund (e.g., approval of the management agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Shares of each fund participate equally in dividends and distributions declared by the Board of Trustees with respect to that fund and in assets on liquidation or dissolution of that fund remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and are freely transferable. Shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so.

     The Trust no longer issues certificates for its shares.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Master Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.




           MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The Fund achieved a 30.26% total return for its fiscal year
1997 (November 1, 1996 - October 31, 1997).

     Small cap issues generally advanced more smartly than large cap issues during the second and third quarters of calendar year 1997. The Fund participated in the advance whose progress was interrupted, at least momentarily, by the "crash" of October, sympathetic of that of 1987, which halted trading on domestic markets.

     The Fund's Manager continued to identify and buy micro caps which it believes are significantly undervalued, as yet unnoticed by institutional investors, and have exceptional potential for significant increases in their trading prices.



                      GROWTH OF $10,000


          Y-axis:        PATHFINDER FUND       RUSSELL 2000
                                                  INDEX (1)

                              ($ in thousands)
X-axis:

10/31/87                      $ 10.0              $ 10.0
10/31/88                        10.9              $ 12.5
10/31/89                        10.7                14.2
10/31/90                         5.5                10.0
10/31/91                        10.8                15.6
10/31/92                         9.1                16.8
10/31/93                        11.1                21.9
10/31/94                        11.0                22.5
10/31/95                        13.4                26.3
10/31/96                        15.5                30.3
10/31/97                        20.2                38.5


                  Average Annual Total Return

               1 year         5 years        10 years

Fund            30.26%         17.19%          7.28%



(1) The Russell 2000 Index is an unmanaged index of stocks representative of the small cap market.


Note: Past performance is not predictive of future performance.




                           ____________


                              PART B

                           ____________





                         PATHFINDER FUND

                          P.O. Box 75231
                     Los Angeles, California
                            90075-0231


               STATEMENT OF ADDITIONAL INFORMATION

                        February 28, 1998


     This Statement of Additional Information sets forth information about PATHFINDER FUND, (the "Fund"), which is a series of Pathfinder Trust (the "Trust"), a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth. The Fund invests primarily in a diversified portfolio of common stocks of smaller companies ("small caps"). Although the Fund is permitted to use leverage (borrow to purchase or carry securities), the Manager has undertaken not to use leverage as an investment strategy.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated the same date, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge. This Statement of Additional Information has been incorporated by reference into the Prospectus. Copies of the Prospectus and an Account Application can be obtained by writing the Fund at the address set forth above or by calling 800-444-4778.


                        TABLE OF CONTENTS
                                                            Page
OBJECTIVES AND POLICIES OF THE FUND. . . . . . . . . . . .
  Covered Call and Stock Index Options . . . . . . . . . .
  Investment Restrictions. . . . . . . . . . . . . . . . .
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . .
  Officers and Trustees. . . . . . . . . . . . . . . . . .
  The Manager. . . . . . . . . . . . . . . . . . . . . . .
  Transfer Agent . . . . . . . . . . . . . . . . . . . . .
  Custodian and Accountants. . . . . . . . . . . . . . . .
  Portfolio Transactions . . . . . . . . . . . . . . . . .
  Reports. . . . . . . . . . . . . . . . . . . . . . . . .
DISTRIBUTION PLAN. . . . . . . . . . . . . . . . . . . . .
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . .
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . .



               OBJECTIVES AND POLICIES OF THE FUND

               Covered Call and Stock Index Options

     Options written by the Fund normally have expiration dates up to nine months from the date written. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. Transactions in options involve the payment of commissions, which will reduce the income, if any, realized by the Fund from writing options.

     When the Fund writes a call, it is required to secure its obligation to deliver the underlying security by depositing in escrow the underlying security in accordance with the rules of the Options Clearing Corporation (a corporation owned by the New York Stock Exchange, the American Stock Exchange and certain other exchanges, which provides facilities for the issuance of options and the clearance and settlement of options transactions) and the exchange on which the call options are traded. To fulfill this obligation, at the time an option is written, the Fund, in conformity with its custody agreement, will direct its Custodian, or a securities depository acting for the custodian, to act as the Fund's escrow agent by issuing an escrow or depository receipt to the Clearing Corporation. The Clearing Corporation will release the securities or other assets from this escrow either at the expiration of the call option, when the Fund enters into a closing purchase transaction or upon exercise of the option. Prior to exercise, termination by a closing purchase transaction or expiration of a call written by the Fund, the Fund will not be able to sell the securities securing its obligation, even if there is an adverse movement in the price of such securities.

     Put options on stock indexes are issued by The Options Clearing Corporation, which is jointly owned by the New York, American, Pacific and Philadelphia Stock Exchanges and the Chicago Board Options Exchange. They represent the right to sell an index at a multiple of a specified index value during a specified period of time. They can be purchased for a premium which varies from day to day. On the exercise of the option, settlement can be made only in cash (in an amount equal to any excess of the actual index value on the effective date over the option index value, multiplied by the index multiplier); physical delivery of the stocks comprising the underlying index is not required. Thus, if a general decline in the stock market is expected, the Fund could elect to purchase stock index "put" options at the index value on the purchase date. If the value of the Fund's portfolio securities declines, the Fund could then exercise or sell its stock index put (thus recouping part or all of the decrease in value of its shares during the period). If the stock index value were to increase, the Fund might not exercise its put, in which event it would lose the premium paid for the option plus any transaction costs. An additional risk, which the Manager does not consider substantial, is the possibility of suspension of trading in or exercise of the options. The use of stock index options requires skills different from those needed to select common stocks.

     Certain special rules may impact the Fund when dealing in stock option or stock index option transactions. The federal income tax consequences of option transactions entered into by the Fund will vary depending on whether the option is purchased or sold and whether the "straddle" or "short-sale" rules apply to the transaction. These rules are intended to eliminate tax advantages for short sale and straddle transactions; in general, they convert long-term capital gain into short-term capital gain, convert short-term capital loss into long-term capital loss and defer both long-term and short-term capital losses. Stock index options generally are "section 1256 contracts" for federal income tax purposes. Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. Section 1256 contracts held by the Fund at the end of each fiscal year are "marked-to-market," with the result that unrealized gains or losses are treated as though they were realized. The Fund will limit its activity involving stock options and stock index options to the extent necessary to maintain its qualification as a regulated investment company for federal income tax purposes.

Investment Restrictions

     The Prospectus sets forth certain investment restrictions of the Fund which are fundamental policies that cannot be changed without approval, at a duly called meeting of the Fund's shareholders, of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) at least 67% of the shares of the Fund represented at the meeting, at which the holders of more than 50% of the shares of the Fund are represented. In addition, the following investment limitations also may not be changed without such a vote of shareholders of the Fund. The Fund may not:

     (a)  Issue senior securities (as defined in the Investment
Company Act of 1940 (the "1940 Act")) other than notes evidencing its obligation to repay indebtedness to banks in connection with permitted borrowings as described in the Prospectus.

     (b) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, except as may be necessary in connection with borrowings permitted by the Fund's fundamental policies.

     (c) Invest more than 10% of the value of its total assets in "restricted securities" (i.e. securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public) or in securities which are illiquid (such as securities with legal or contractual restrictions on resale or for which there are no readily available market quotations), or underwrite securities of other companies.

     (d) Lend money (except in connection with the purchase of a portion of debt securities which the Fund's investment policies and restrictions permit it to purchase) or portfolio securities to any person.

     (e) Purchase securities of any company organized under the laws of any foreign country, except that the Fund may invest up to 20% of its assets in American depository receipts for securities of foreign issuers.

     (f) Invest for the purpose of exercising control or management of another company.

     (g) Invest in securities of any issuer with a record of less than three years of continuous operation, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies.

     (h) Purchase or retain the securities of any issuer if the officers, directors, advisers or managers of the Fund who own beneficially more than 1/2% of such securities together own beneficially more than 5% of such securities.

     (i) Invest 25% or more of the value of its total assets in the securities of issuers in any particular industry (other than securities of the U.S. Government or its agencies), based on the industry classifications in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the Commission.

     (j) Sell securities short, purchase securities on margin, engage in arbitrage transactions or purchase or write put or call options, except that the Fund: (i) may purchase stock index put options, provided that the aggregate premiums on such options held by the Fund at any time may not exceed 2% of its total net assets as of the date any such premium is paid; and (ii) may write covered call options on its portfolio securities, provided that the aggregate value of its portfolio securities with respect to which such options are written does not exceed 25% of its total net assets as of the date any such option is written.

     (k) Purchase or sell real estate or real estate mortgage loans, or limited partnership interests in partnerships which invest in such real estate interests, although the Fund may invest in readily marketable securities of companies the business of which involves such real estate interests and may own or lease real estate used principally for its own office space.

     (l) Except as provided in (j) above, purchase or sell commodities, commodity contracts, stock index futures, financial futures, options on futures or oil, gas or other mineral lease, exploration or development programs, although the Fund may invest in securities of companies the business of which involves such commodities, contracts or programs.

     (m) Purchase or retain securities of any other open-end investment company.


                      MANAGEMENT OF THE FUND

Officers and Trustees

     The Trustees are responsible for the oversight of the Trust; they set policies for the Fund and regularly review the actions of the Trust's officers. To reduce conflicts of interest in making business decisions affecting the Trust or the Fund, an equal or greater number of the Trustees must not be "interested persons" of the Trust as defined by the 1940 Act.

     The addresses and principal occupations during the past five years of the current Trustees and officers of the Trust are as follows:

     Edwin R. Bernstein* President and Trustee - 4023 West Sixth Street, Los Angeles, California 90020. Mr. Bernstein is President and a director of the Manager. He has been in the real estate investment business since 1962, individually and through Lange Development Corp., a wholly owned California corporation.

     Werner Lange  Trustee of the Trust - 4023 West Sixth Street,
Los Angeles, California 90020. Mr. Lange is a retired general contractor. During the previous ten years, Mr. Lange has invested in real estate including the management and ownership of five apartment buildings.

     H. Randolph Moore, Jr.  Trustee of the Trust - 4023 West
Sixth Street, Los Angeles, California 90020. Mr. Moore, now retired, was a Judge of the Superior Court of Los Angeles County from 1982 to 1997.

     Patricia C. Nagle Trustee of the Trust - 4023 West Sixth Street, Los Angeles, California 90020. Ms. Nagle has been a marketing and political consultant since 1980. She has coordinated, implemented, and supervised marketing programs for a variety of national firms. Ms. Nagle has also served on various civic boards and committees including the California Colorado River Board and the Governor's Committee on Native American Affairs.

     Patricia L. Stephan*  Trustee, Vice President and Secretary
- 4023 West Sixth Street, Los Angeles, California 90020. Ms. Stephan is Director of Management Information Systems and Operations Manager of the Manager. During the past five years she has also worked as a consultant to business and non-profit organizations.
_______________

*    An "interested" Trustee as defined in the 1940 Act.
_______________

     The Trustees are a self-perpetuating body and will continue in their positions until they resign, die or are removed by a written instrument signed by at least two-thirds of the Trustees, by vote of the holders of at least two-thirds of the outstanding shares of the Trust at a meeting called for that purpose by the Trustees or by the holders of at least 10% of the outstanding shares of the Trust or by a written declaration signed by the holders of at least two-thirds of the outstanding shares of the Trust. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

     Pursuant to the terms of the investment management agreement of the Fund, the Manager pays all compensation of officers of the Trust as well as the fees of all Trustees of the Trust who are affiliated persons of the Manager. The Trust pays each unaffiliated Trustee a fee per Trustees' meeting attended plus the actual out-of-pocket expenses related to their attendance at meetings. For the fiscal year ended October 31, 1997, total fees and expenses amounted to $6,163. No officer or employee of the Manager receives any compensation or expense reimbursements from the Trust for acting as a Trustee or officer of the Trust.

     As of December 31, 1997, the Manager beneficially owned 13,325 shares (approximately 3.84%) of the outstanding shares of the Fund. In addition, Edwin R. Bernstein personally controlled 17,234 shares (approximately 4.97%) of the outstanding shares of the Fund. As of that date, Richard H. Haber, 730 Coquina Court, Boca Raton, FL 33432, owned of record approximately 8.78% of the outstanding shares of the Fund. As of that date Jack White & Co., through Donaldson, Lufkin & Jenrette, P. O. Box 2052, Jersey City, NJ 07303, owned of record approximately 9.10% of the outstanding shares of the Fund (45% of these are reported above among those shares controlled personally by Edwin R. Bernstein). At that date, all Trustees and officers of the Trust owned and/or controlled approximately 17,689 shares of the Fund (approximately 5.10%).

     The Manager

     The Trust's Manager, Pathfinder Advisers, is a California corporation organized in April 1986, with offices at 4023 West Sixth Street, Los Angeles, California 90020. The Manager is controlled by Mr. Bernstein who owns through Lange Development Corp., a corporation wholly owned by Mr. Bernstein, 66% of its outstanding stock.

     The basic terms of the agreement between the Trust and its Manager and the method of calculating the monthly fee payable by the Fund to the Manager are summarized in the Prospectus.

     The agreement between the Fund and the Manager dated
October 4, 1988 was approved on behalf of the Fund by a majority of the outstanding voting shares of the Fund at a special shareholder meeting held on that date. The agreement has been approved and continued by the Board of Trustees and by a majority of the Trustees who are not interested persons of the Trust or the Manager at a meeting called for such purpose. Unless terminated earlier as described below, the agreement will continue in effect until October 4, 1998, and from year to year thereafter if approved annually (i) by the Trustees (or by the holders of a majority of the outstanding shares of the Fund) and
(ii) by the disinterested Trustees as set forth above. The agreement terminates upon assignment (which under the 1940 Act includes a change in control of the Manager) and may be terminated without penalty on 60-days' written notice by the party or by vote of the Fund's shareholders.

     The agreement requires the Manager to pay all compensation and expenses of the Trustees who are affiliated persons of the Manager. The Fund pays all other expenses incurred in its operations, including, but not limited to, telephone and personnel expenses, taxes, interest, redemption expenses, brokerage commissions and other expenses of portfolio transactions, shareholder servicing costs, expenses of registering shares under federal and state securities laws, portfolio pricing costs, taxes, charges of our Custodian and Shareholder Servicing Agent, independent Trustees' fees, investment advisory fees, certain insurance premiums, accounting expenses, outside legal and auditing expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, payments under the Fund's Plan of Distribution and any extraordinary expenses.

     During the fiscal year 1995, the Fund incurred $20,781 in advisory fees, and the Manager reduced its advisory fee by $20,781. During the fiscal year 1996, the Fund incurred $26,353 in advisory fees, and the Manager reduced its advisory fee by $26,353. During the fiscal year ended October 31, 1997, the Fund incurred $29,317 in advisory fees, and the Manager reduced its advisory fee by $29,317.

Transfer Agent

        Unified Advisers, Inc., 429 N. Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Transfer Agent for the Fund. As Fund Accounting Agent, Unified calculates the Fund's daily net asset value and performs certain other accounting and administrative functions for the Fund. For its Fund accounting services, Unified receives a fee equal to 0.05% of the Fund's average net assets, subject to a minimum annual fee of $18,000, plus reimbursement for certain expenses and optional services.

Custodian and Accountants

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, acts as the Custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of assets of the Fund.

     Tait, Weller & Baker, Eight Penn Center, Suite 800, Philadelphia, Pennsylvania 19103-2108, are the Trust's independent accountants. During the fiscal year ended October 31, 1997, their audit services consisted of rendering an unqualified opinion on the financial statements of the Fund.

Portfolio Transactions

     The Manager selects the broker-dealers that effect brokerage transactions for the Fund, subject to the overall direction and review of the Board of Trustees. The initial criterion which must be met by the Manager in selecting a broker-dealer to effect securities transactions for the Fund is whether the broker-dealer can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. The Manager's objective is to obtain the highest sales prices and lowest purchase prices at the lowest commissions. In seeking to achieve the best combination of price and execution, the Manager evaluates the overall quality and reliability of the broker-dealer and the services it provides. The Fund will not deal with the Manager or affiliates as principals or agents in any transactions.

     During the fiscal years ended October 31, 1995, 1996, and 1997, the Fund paid brokerage commissions totalling $33,167, $49,214, and $65,000, repectively. While the average commission rate per share remained stable at approximately $0.03 per share, fluctuations in market conditions and concomitant shareholder investments and redemptions contributed to an increase in the Fund's portfolio turnover rate in 1996 and 1997.

     The Manager or its affiliates, officers, directors or employees may from time to time own securities which are also held in the Fund's portfolio. The Manager has established rules requiring quarterly reports with respect to securities transactions by such persons for their own accounts in order to avoid possible conflicts of interest.

Reports

     The Fund will send its shareholders financial statements, including a description of the Fund's investments, semi-annually.
The annual financial statements will be audited by independent accountants.

                        DISTRIBUTION PLAN

     The shareholders of the Fund at a meeting held October 4, 1988 adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. Expenditures pursuant to the Plan will be treated as expenses for the Fund in the year in which the expenses are incurred.

     The Plan will continue in effect indefinitely for the Fund provided that the Plan is approved at least annually by a vote of the Board of Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Trust as defined by the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan), cast in person at a meeting called for the purpose of voting on the Plan. As long as the Plan is in effect, the nomination of the Trustees who are not interested Trustees of the Trust must be committed to the disinterested Trustees.

     Under the Plan, the Trust must provide the Trustees, at least quarterly, with a written report of the expenditures paid or payable pursuant to the Plan on behalf of the Fund. The Plan and any agreements implementing the Plan must be in writing. The Plan may be terminated at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by a vote of a majority of the outstanding shares of the Fund. Agreements under the Plan are terminable at any time without payment of any penalty by a vote of a majority of the Board of Trustees or by vote of a majority of the outstanding shares of the Fund on not more than 60 days' written notice. In addition, the agreements must automatically terminate in the event of their assignment.

     The Plan may not be amended to increase materially the amounts payable thereunder unless approved by the Trustees in the same manner as approval of the Plan and by a majority of the outstanding shares of the Fund. In considering whether the Fund should continue the Plan, the Trustees have the duty to request and evaluate such information as may reasonably be necessary for them to make an informed determination of whether the Plan should be continued.


     The Manager is waiving reimbursement under the 12b-1 Plan until at least February 27, 1999. For the fiscal year ended October 31, 1997, the Fund reimbursed the Manager $0.00 in distribution costs under the Plan. Pursuant to the Plan the Manager may carry over unreimbursed distribution expenses and seek reimbursement for such expenses for up to three years from the year incurred. The Manager waived reimbursement for all distribution expenses under the Plan, including any accrued carry forward's, for fiscal years 1996 and 1997 and has undertaken to do so for fiscal year 1998.

                              TAXES

     The Fund has elected and qualified during its last fiscal year for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, the Fund is not subject to federal income tax on such part of its investment company taxable income and net capital gains as is distributed to shareholders. To qualify for such tax treatment the Fund must, among other things, derive or continue to derive, in each taxable year, at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and income from certain other sources and derive less than 30% of its gross income in each taxable year from gains (without deduction for losses other than those related to certain designated hedging transactions) from the sale or other disposition of securities or certain other investments held for less than three months. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and all distributions will be taxed to the shareholders of the Fund as dividends to the extent of the Fund's current and accumulated undistributed earnings and profits.

     The Fund may be subject to foreign withholding taxes on income derived from foreign securities and will be unable to pass through to shareholders any resulting foreign tax credits or deductions except in a taxable year in which more than 50% of the value of the Fund's assets at the close of the taxable year is comprised of securities of foreign corporations. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies and payable and receivables denominated in a foreign currency are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses instead of capital gains and losses.

     Under the 1997 Act, the amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the Fund were debt-financed or held by the Fund for less than a 46 day period during a 90 day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt-financed or held by you for less than this same 46 day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

     Under the Code, any distributions designated as being made from the Fund's net realized long-term capital gains are taxable to shareholders of the Fund as long-term capital gains, regardless of the holding period of such shareholder. Such distributions of long-term capital gains are designated as a capital gains distribution in a written notice to shareholders which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends-received corporate deduction. Dividends and distributions are taxable as described above, whether received in cash or reinvested in additional shares of the Fund.

     Any gain or loss recognized upon a redemption of Fund shares by a shareholder who holds the shares as a capital asset will generally be treated as long-term capital gain or loss if such shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss recognized within six months of purchasing the shares will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. All or a portion of a loss realized upon a redemption of shares of the Fund within 30 days before or after a purchase of shares of the Fund (including purchases made through reinvestment of distributions) may be disallowed.

     Some shareholders may be subject to a 31% withholding on reportable dividend distributions, capital gains distributions and redemption payments. Generally, shareholders subject to such backup withholding are those for whom taxpayer identification numbers are not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not subject to backup withholding. Foreign shareholders may also be subject to certain withholding requirements and should furnish a completed Form W-8 to the Trust.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action. Investors should consult with their own advisers for the effect of any state or local taxation and for more complete information on federal taxation.


                     PERFORMANCE INFORMATION

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                     P(1+T)nth power  =  ERV

Where:    P    =    a hypothetical initial purchase order of
                    $1,000

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeemable value of the hypothetical
                    $1,000 purchase at the end of the period

     Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value per share on the reinvestment dates during the period.

     The average annual compounded rate of return, or total return for the Fund, was 30.26% for the one-year period ended October 31, 1997, 17.19% for the five-year period ended October 31, 1997, and 7.28% for the ten-year period ended October 31, 1997.

     The Fund may also, from time to time, include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by a Prospectus. Such rate reflects the amounts actually distributed to shareholders which could include capital gains and other items of income as well as interest and dividend income received by the Fund. All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be confused with yield or considered to be a complete indicator of the return to the investor on his investment.

     The Fund's current distribution rate and total return may be compared to relevant indices of comparable maturity and quality structure, including Lipper Analytical Services, Inc., and
Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.


                       FINANCIAL STATEMENTS

     The Fund's audited financial statements, as contained in its Annual Report to Shareholders for the period ended October 31, 1997 (the "Report"), are incorporated herein by reference to the Report which has been filed with the Securities and Exchange Commission. Any person not receiving the Report with this Statement should call or write to obtain a free copy.



                           ____________

                              PART C

                           ____________





                        PATHFINDER TRUST

                           ____________

                            FORM N-1A
                              PART C
                           ____________


Item 24.       Financial Statements and Exhibits

     (a)       Financial Statements:

               PATHFINDER FUND: Schedule of Investments as of October 31, 1997; Statement of Assets and Liabilities as of October 31, 1997; Summary of Per Share Income and Capital Changes for the years ended October 31, 1993, 1994, 1995, 1996 and
               1997; Statement of Operations for the year ended October 31, 1997; Statement of Changes in Net Assets for the years ended October 31, 1996 and 1997; related Notes to Financial Statements; and Report of Independent Public Accountants dated December 11, 1997; are incorporated by reference to the Registrant's Annual Report to Shareholders for the fiscal year ended October 31, 1997.

     (b)       Exhibits:

               (1)  (a)  Agreement and Declaration of Trust (1)
                    (b)  First Amendment of the Prudent
                         Speculator Fund Master Trust Agreement
                    (c)  Second Amendment of The Prudent
                         Speculator Fund Master Trust Agreement
                         (6)
               (2)       By-laws (1)
               (3)       None
               (4)       Specimen Share Certificate (2)
               (5)       Investment Management Agreement (3)
               (6)       None
               (7)       None
               (8)       Custodian Agreement (5)
               (9)  (a)  Accounting Agreement (5)
                    (b)  Transfer Agent Agreement (5)
               (10)      Opinion and Consent of Counsel (4)
               (11)      Consent of Independent Public
                         Accountants
               (12)      Not Applicable
               (13) Form of Letter of Understanding relating to initial capital (1)
               (14)      IRA Custodial Agreement (5)
               (15)      Distribution Plan (3)
               (16)      Performance Computation
               (17)      Financial Data Schedule
               (18)      None
               (19)      Power of Attorney




(1) Filed previously as an exhibit to the Registrant's Registration Statement on Form N-1A.
(2) Filed previously as an exhibit to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, filed June 5, 1987.
(3) Filed previously as an exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, filed December 30, 1988.
(4) Filed previously as an exhibit to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, filed December 31, 1990.
(5) Filed previously as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, filed February 28, 1995.
(6) Filed previously as an exhibit to Post-Effective Amendment No. 11 to the Registrant's Registration Statment on Form N-1A, filed February 28, 1997.


Item 25.  Persons Controlled by or under
          Common Control with Registrant

     As of January 31, 1998, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 26.  Number of Holders of Securities

                              Number of Shareholders
    Title of Class            of Record as of December 31, 1997


    PATHFINDER FUND                         Appx. 1,100
    Shares of Beneficial
    Interest, without
    par value.
[/R]
Item 27.  Indemnification

     Article VI of the Registrant's Master Trust Agreement which was previously filed as Exhibit No.1, contains the provision concerning indemnification and is incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

     Registrant's Investment Adviser, Pathfinder Advisers, intends to act as the investment adviser to various individuals and institutions. A list of each director and principal officer of the Investment Adviser is set forth below indicating each business, profession, vocation or employment of a substantial nature in which each person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee:



                                        Other Substantial
                    Position with       Business, Profession,
Name                Investment Adviser  Vocation or Employment

Edwin R. Bernstein  President           Real Property owner and
                    and Director        general partner
                                        (individually or through
                                        Lange Development Corp.,
                                        a wholly owned
                                        Corporation) of 14 real
                                        estate investment
                                        partnerships.

                                        See Part B for further
                                        information

Kenneth L. Wright   Chairman of the     Physician
                    Board and
                    Director

Vincent Gualtieri   Director            Physician

Stanley C. Ross     Director            Physician, retired

Patricia L. Stephan Vice President,     See Part B for further
                    Secretary, and      information
                    Director


Item 29.  Principal Underwriter

    Not applicable.

Item 30.  Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules thereunder are maintained either at the offices of the Custodian, the Shareholder Services Agent, or the Registrant, as applicable.

Item 31.  Management Services

     There are no management-related services contracts not discussed in Part A or Part B.

Item 32.  Undertakings

     Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest
Annual Report to Shareholders, upon request and without charge.



                            SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of the Post-Effective Amendment to the Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on the 27th day of February, 1998.

                                   PATHFINDER TRUST


By:  /s/____________________________
     Edwin R. Bernstein, President



    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/_________________________________    February 27, 1998
Edwin R. Bernstein,
Trustee, Principal Executive Officer and
Principal Financial and Accounting Officer


/s/_________________*_______________    February 27, 1998
Werner Lange,
Trustee


/s/_________________*_______________    February 27, 1998
H. Randolph Moore, Jr.,
Trustee


/s/_________________*_______________    February 27, 1998
Patricia C. Nagle,
Trustee


/s/_________________________________    February 27, 1998
Patricia L. Stephan,
Trustee, Vice President and Secretary


*by Patricia L. Stephan as Attorney-in-Fact


/s/_________________________________    February 27, 1998
Patricia L. Stephan,




                EXHIBIT INDEX TO EXHIBITS FILED IN
                 POST-EFFECTIVE AMENDMENT NO. 12

EXHIBIT NO.                                           PAGE NO.


 (1)(b)   First Amendment of The Prudent
          Speculator Fund Master Trust Agreement . . _________


(11)      Consent of Independent Accountants . . . . _________


(16)      Performance Computation. . . . . . . . . . _________


(17)      Financial Data Schedule. . . . . . . . . . _________


(19)      Power of Attorney. . . . . . . . . . . . . _________




                        Exhibit No. (1)(a)

                         First Amendment
                                of
                   The Prudent Speculator Fund
                      Master Trust Agreement




                         FIRST AMENDMENT
                                OF
                   THE PRUDENT SPECULATOR FUND
                      MASTER TRUST AGREEMENT

          FIRST AMENDMENT (this "Amendment"), dated April 18,
1996, of the Agreement and Declaration of Trust, dated January
21, 1987 (the "Agreement"), of The Prudent Speculator Fund, a
Massachusetts business trust (the "Trust").

                       W I T N E S S E T H:

          WHEREAS, Section 7.3 of the Agreement provides that the Agreement may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder and is not in contravention of applicable law, by an instrument in writing signed by a majority of the Trustees of the Trust; and

          WHEREAS, as of February 28, 1996, the Board of Trustees determined that it is in the best interests of the Trust to amend the Agreement to change the name of "The Prudent Speculator Leveraged Fund" Sub-Trust to "PATHFINDER FUND" and such amendment does not adversely affect the rights of any Shareholder and is not in contravention of applicable law.

          NOW, THEREFORE, the Agreement is hereby amended as of February 28, 1996, follows:

          Section 4.2 of the Agreement is hereby amended by replacing the words "The Prudent Speculator Leveraged
     Fund" in such Section 4.2 with the words "PATHFINDER
     FUND".

          Except as expressly amended as provided above, all the provisions of the Agreement shall remain unaltered and in full force and effect.

          This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, this Amendment has been signed by all of the Trustees of the Trust on April 18, 1996.




/s/______________________          /s/_______________________
Edwin R. Bernstein                 Patricia C. Nagle



/s/______________________          /s/________________________
Werner Lange                       Patricia L. Stephan



/s/______________________
H. Randolph Moore, Jr.





STATE OF CALIFORNIA      )
                         )    SS:
COUNTY OF LOS ANGELES    )

          Before me, a Notary Public in and for said County and State, personally appeared the above-named persons, who acknowledged that they are all of the Trustees of The Prudent Speculator Fund and authorized to execute the foregoing Amendment on its behalf, acknowledged the execution of such Amendment and, having been duly sworn, stated that any representations therein are true.

          WITNESS my hand and Notatorial Seal this 18th day of April, 1996.



                              /s/______________________________
                                   Notary Public



                                   Marvin M. Lawton
                                   Name Printed

My commission expires:


     May 2, 1998





                             Exhibit No. (11)

                    Consent of Independent Accountants



       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




     We consent to the use of our report dated December 11, 1997 on the financial statements and financial highlights of PATHFINDER FUND, a series of shares of Pathfinder Trust.
Such financial statements and financial highlights appear in the 1997 Annual Report to Shareholders which is incorporated by reference in the Prospectus and in the Statement of Additional Information filed in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Pathfinder Trust. We also consent to the references to our Firm in the Registration Statement and Prospectus.

                              TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 24, 1998





                         Exhibit No. (16)

                     Performance Computation



                         PATHFINDER FUND


          STANDARDIZED TOTAL RATE OF RETURN CALCULATIONS


The standardized formula is as follows:

     P(1+T)nth power = ERV

Where:

     P    =    a hypothetical initial purchase order of $1,000

     n    =    number of years over which return is being
               measured

     ERV  =    ending redeemable value of the hypothetical $1,000
               purchase at the end of the period

     T    =    average annual total return

Stated alternatively, the formula reads:

     [(ERV/P)1/n power - 1] = T

Following are the Fund's average annual total returns for the stated periods ended October 31, 1997:

     One-Year:

     [(1,302.55/1,000)1st power - 1]    = .30255 (100) = 30.26%


     Five-Year:

     [(2,209.96/1,000)1/5 power - 1]    = .17186 (100) = 17.19%


     Ten-Year:

     [(2,018.35/1,000)1/10 power - 1]   = .07275 (100) =  7.28%







                         Exhibit No. (19)

                        Power of Attorney

                        POWER OF ATTORNEY

     Each of the undersigned Trustees and Officers of the Prudent Speculator Fund (the "Trust") hereby appoints EDWIN R. BERNSTEIN and PATRICIA L. STEPHAN (with full power to each of them to act alone), his or her attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Trust's Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders or rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 23rd day of January, 1998.



/s/________________________________________
Edwin R. Bernstein,
Trustee, Principal Executive Officer and
Principal Financial and Accounting Officer



/s/________________________________________
Werner Lange,
Trustee



/s/________________________________________
H. Randolph Moore, Jr.,
Trustee



/s/________________________________________
Patricia C. Nagle,
Trustee



/s/________________________________________
Patricia L. Stephan
Trustee, Vice President and Secretary